SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2004

Crown Crafts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7604	58-0678148

(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification Number)

916 South Burnside Avenue, Gonzales, LA		70737

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (225) 647-9100

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release dated February 11, 2004.

Item 12. Results of Operations and Financial Condition.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or document pursuant to the Securities Act of 1933, as amended.

     On February 11, 2004, Crown Crafts, Inc. issued a press release attached hereto as Exhibit 99.1 announcing its financial results for the third quarter of fiscal year 2004, which ended December 28, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CROWN CRAFTS, INC.

Date: February 11, 2004	/s/ Amy Vidrine Samson

Amy Vidrine Samson Vice President, Chief Financial Officer Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit Description

99.1	Press Release dated February 11, 2004

2